Exhibit 10.10

AMENDED AND RESTATED ANNEX A TO THE LICENSE AGREEMENT

THIS ANNEX (this “Annex”) A is attached to THE LICENSE AGREEMENT dated March 31, 2017 by and between Villani, Inc., a Delaware corporation with mailing address of 220 Newport Center Dr., Suite 11-578, Newport Beach, CA 92660 (the “Licensor”) and Dermata Therapeutics, LLC., a Delaware limited liability company having a principal place of business at 12340 El Camino Real, Suite 425, San Diego, California, 92130 (“Dermata”) as of this 23nd day of November 2018. This Annex replaces and supersedes the Annex A attached to the License Agreement on March 31, 2017.

Annex A

Patent Rights

•	“Porifera-Based Therapeutic Compositions for Treating and Preventing Skin Diseases”

Country	Application No.	Filing Date	Patent No.	Grant Date	Status
United States	10/659,451	09/09/2003	7,604,821	10/20/2009	Granted
Australia	2003278775	09/09/2003	2003278775	10/14/2010	Granted
Brazil	P103184986	09/09/2003	P103184986	07/05/2016	Granted
Canada	2538093	09/09/2003	2538093	06/02/2015	Granted
Europe	EP03770295.8	09/09/2003	EP1663104	02/12/2014	Granted
Switzerland	EP03770295.8	09/09/2003	EP1663104	02/12/2014	Granted
Germany	EP03770295.8	09/09/2003	EP1663104	02/12/2014	Granted
Spain	EP03770295.8	09/09/2003	EP1663104	02/12/2014	Granted
France	EP03770295.8	09/09/2003	EP1663104	02/12/2014	Granted
Great Britain	EP03770295.8	09/09/2003	EP1663104	02/12/2014	Granted
Italy	EP03770295.8	09/09/2003	EP1663104	02/12/2014	Granted
Ireland	EP03770295.8	09/09/2003	EP1663104	02/12/2014	Granted
Japan	2005-509509	09/09/2003	4889093	12/22/2011	Granted
South Korea	10-2006-7006823	09/09/2003	1183075	09/10/2012	Granted
Mexico	PA/a/2006/002744	09/09/2003	277072	06/05/2010	Granted
Singapore	200601545-7	09/09/2003	120379	04/30/2008	Granted
Russia	2006111482	09/09/2003	2345782	02/10/2009	Granted

•	“Porifera-Based Therapeutic Compositions for Treating and Preventing Skin Diseases”

United States	12/543,843	08/19/2003	8,383,100	02/26/2013	Granted

•	“Porifera-Based Therapeutic Compositions for Treating and Preventing Skin Diseases”

United States	14/553,694	11/25/2014	Pending

IN WITNESS WHEREOF, the parties hereto have executed this Annex as of the Effective Date.

VILLANI, INC	DERMATA THERAPEUTICS, LLC

By: /s/ Maria Villani	By: /s/ Gerald T. Proehl
Maria Villani	Name: Gerald T. Proehl
Chief Executive Officer	Title: President, CEO and Director